UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number:  811-02021

DWS Securities Trust
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	12/31/2012

ITEM 1.	REPORT TO STOCKHOLDERS
DECEMBER 31, 2012 Annual Report to Shareholders

DWS RREEF Real Estate Securities Fund

Contents
4 Portfolio Management Review
9 Performance Summary
12 Investment Portfolio
15 Statement of Assets and Liabilities
17 Statement of Operations
18 Statement of Changes in Net Assets
19 Financial Highlights
25 Notes to Financial Statements
34 Report of Independent Registered Public Accounting Firm
35 Information About Your Fund's Expenses
36 Tax Information
37 Investment Management Agreement Approval
42 Summary of Management Fee Evaluation by Independent Fee Consultant
46 Board Members and Officers
51 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. This fund is non-diversified and can take larger positions in fewer issues, increasing its potential risk. There are special risks associated with an investment in real estate, including REITS. These risks include credit risk, interest rate fluctuations and the impact of varied economic conditions. The fund may lend securities to approved institutions. Stocks may decline in value. See the prospectus for details.

DWS Investments is part of the Deutsche Asset & Wealth Management division of Deutsche Bank AG.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Portfolio Management Review (Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 9 through 11 for more complete performance information.

Investment Strategy
The fund seeks long-term capital appreciation and current income. The fund normally invests at least 80% of its net assets in equity securities of real estate investment trusts (REITs) and real estate companies.

For the 12-month period ended December 31, 2012, DWS RREEF Real Estate Securities Fund returned 17.04%. In comparison, the fund's benchmark, the Standard & Poor's 500® (S&P 500) Index, returned 16.00% over the same period. The fund's secondary benchmark, the MSCI US REIT Index, returned 17.77%.

Overall, in the face of economic uncertainty and broad market volatility, U.S. REITs outperformed the broader equity market in 2012, supported by well-capitalized balance sheets, limited supply and attractive dividend yield. REITs began 2012 positively, as better macroeconomic news helped to propel global equity markets higher. In the second quarter, U.S. REITs outperformed the broader equity market, despite continued negative economic data globally as well as spreading sovereign risk in Europe. During the summer of 2012, the REIT market generated a relatively flat return as bearish economic indicators prompted negative revisions in GDP (gross domestic product) forecasts and market sell-offs. However, expectations for significant liquidity injections by European and U.S. central banks reintroduced "risk on" mode for the equity markets in August. During the fourth quarter of 2012, market watchers' focus returned to the budget deadlock in Washington, as worries regarding the "fiscal cliff" kept investors on edge. Beginning in mid-November 2012, though, investors began to assume that a fiscal deal of some sort would take place, and stocks rallied through the end of 2012. Beyond the fiscal cliff's domination of news headlines in November and December, economic data remained resilient. Elsewhere, improved Chinese manufacturing data, fiscal stimulus by the Japanese government, the bailout of Greece and improving U.S. macroeconomic data helped to buoy investor sentiment.

During its most recent fiscal year ended December 31, 2012, the fund benefited from solid stock selection, while sector allocation contributed minimally. Stock selection was strong in a number of REIT sectors, including hotels, apartments, self-storage and office. Unfavorable stock selection in the health care and industrial sectors detracted from performance. Sector allocation was slightly additive, due primarily to an overweight in the regional mall and retail sectors, the top-performing areas of the REIT market for the 12-month period ended December 31, 2012.

Positive Contributors to Fund Performance

During its most recent fiscal year, the fund's overweight to the shopping center firm DDR Corp. as well as Health Care REIT, Inc. were among the top individual contributors to performance. The overweight to Health Care REIT also proved beneficial during the second quarter of 2012 as increased anxiety over the pace of the economic recovery caused investors to shift to the historically defensive health care sector. An overweight to the data center firm Digital Realty Trust, Inc. during the first part of the year ended December 31, 2012 and then a significant underweight in Digital during the second half of the period also contributed significantly. Within regional malls, holdings in Simon Property Group, Inc. were additive, as the large-cap Class A mall owner executed favorable transactions while retaining a solid balance sheet over the course of 2012.

"We expect real estate fundamentals to remain solid in 2013, driven by the same low REIT supply levels, near-zero short-term interest rates and moderate economic growth that have benefited REITs during the past several years."

Negative Contributors to Fund Performance

The fund's overweight to the apartment company BRE Properties, Inc. represented the largest detractor from performance during the year, as concern over the firm's slowing operating income growth — and, more generally, the single-family housing recovery in the United States — caused apartment stocks to lag. In addition, the fund's underweight to the shopping center REIT Kimco Realty Corp.* weighed on performance, as did as an overweight to the datacenter REIT DuPont Fabros Technology, Inc.

* Not held in the portfolio as of December 31, 2012.

Outlook and Positioning

At the end of December 2012, REITs were trading at an approximately one percent discount to their intrinsic value. With the U.S. budget standoff merely postponed, investors now look to the March 2013 debt ceiling/automatic spending cuts deadline, which most strategists view as potentially more disruptive to the economy and markets than the recent fiscal cliff controversy. We expect delays in business decisions to continue, and some weakness in economic data through the first part of 2013 seems likely. In terms of the REIT market, we expect real estate fundamentals to remain solid in 2013, driven by the same low REIT supply levels, near-zero short-term interest rates and moderate economic growth that have benefited REITs during the past several years. In addition, near-term uncertainty can be neutral to positive for REITs compared with other stock market sectors because REITs generally produce a healthy dividend income stream. However, longer-term uncertainty over U.S. growth and interest rate levels remains a significant concern for real estate investors.

Over the coming months, we will continue to search for attractively valued, high-quality REITs with experienced management teams.

Ten Largest Equity Holdings at December 31, 2012 (50.0% of Net Assets)
1. Simon Property Group, Inc. Owner and operator of regional shopping malls	13.3%
2. Health Care REIT, Inc. Owns and finances the development of nursing homes and retirement centers	6.5%
3. Equity Residential Owner, operator and developer of multifamily properties	5.6%
4. Ventas, Inc. Owns and leases long-term health care facilities	5.4%
5. Boston Properties, Inc. Owner, manager and developer of commercial and industrial real estate	3.7%
6. Vornado Realty Trust Owner and manager of investments in community shopping centers	3.6%
7. Public Storage Owner and operator of personal and business mini-warehouses	3.1%
8. Douglas Emmett, Inc. Owner and operator of high-quality office and multifamily assets	3.0%
9. Camden Property Trust Owner and manager of multifamily residential apartment communities	2.9%
10. Federal Realty Investment Trust Owner, manager, developer and redeveloper of prime community and neighborhood shopping centers	2.9%
Portfolio holdings and characteristics are subject to change.
For more complete details about the fund's investment portfolio, see page 12. A quarterly Fact Sheet is available on www.dws-investments.com or upon request. Please see the Account Management Resources section on page 51 for contact information.

Portfolio Management Team

John W. Vojticek, Managing Director

Portfolio Manager of the fund. Joined the fund in 2004.

• Joined RREEF and Deutsche Asset & Wealth Management in 2004; previously worked as Principal at KG Redding and Associates, March 2004-September 2004, and Managing Director of RREEF from 1996-March 2004, and Deutsche Asset Management from 2002-March 2004.

• Over 15 years of investment industry experience.

• BS, University of Southern California.

Jerry W. Ehlinger, CFA, Managing Director

Portfolio Manager of the fund. Joined the fund in 2004.

• Joined RREEF and Deutsche Asset & Wealth Management in 2004; previously has worked as a Senior Vice President at Heitman Real Estate Investment Management from 2000-2004.

• Prior to that, Senior Research Associate at Morgan Stanley Asset Management from 1996-2000.

• Over 15 years of investment industry experience.

• BA, University of Wisconsin — Whitewater; MS, University of Wisconsin — Madison.

John F. Robertson, CFA, Managing Director

Portfolio Manager of the fund. Joined the fund in 1999.

• Joined RREEF in 1997, Deutsche Asset & Wealth Management in 2002; previously was an Assistant Vice President of Lincoln Investment Management responsible for REIT research.

• Global Head of RREEF Real Estate Securities with over 20 years of investment industry experience.

• BA, Wabash College; MBA, Indiana University.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The MSCI US REIT Index is an unmanaged, free float-adjusted, market-capitalization- weighted index that is comprised of equity REITs that are included in the MSCI US Investable Market 2500 Index, with the exception of specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. The index represents approximately 85% of the U.S. REIT universe.

Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

Overweight means the fund holds a higher weighting in a given sector or security than the benchmark. Underweight means the fund holds a lower weighting.

Performance Summary December 31, 2012 (Unaudited)
Average Annual Total Returns as of 12/31/12
Unadjusted for Sales Charge	1-Year	3-Year	5-Year	10-Year
Class A	17.04%	17.96%	5.29%	11.82%
Class B	16.08%	16.99%	4.54%	10.93%
Class C	16.23%	17.14%	4.59%	11.02%
S&P 500® Index†	16.00%	10.87%	1.66%	7.10%
MSCI US REIT Index††	17.77%	18.04%	5.77%	11.58%
Adjusted for the Maximum Sales Charge
Class A (max 5.75% load)	10.31%	15.65%	4.05%	11.16%
Class B (max 4.00% CDSC)	13.08%	16.50%	4.37%	10.93%
Class C (max 1.00% CDSC)	16.23%	17.14%	4.59%	11.02%
S&P 500® Index†	16.00%	10.87%	1.66%	7.10%
MSCI US REIT Index††	17.77%	18.04%	5.77%	11.58%
No Sales Charges
Class R	16.68%	17.60%	5.03%	11.54%
Class S	17.35%	18.22%	5.53%	11.99%
Institutional Class	17.54%	18.44%	5.67%	12.19%
S&P 500® Index†	16.00%	10.87%	1.66%	7.10%
MSCI US REIT Index††	17.77%	18.04%	5.77%	11.58%

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2012 are 0.98%, 1.80%, 1.70%, 1.24%, 0.74% and 0.61% for Class A, Class B, Class C, Class R, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

The Fund may charge a 2% fee for redemptions of shares held less than 15 days.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Returns shown for Class R shares prior to its inception on October 1, 2003 and Class S shares prior to its inception on May 2, 2005 are derived from the historical performance of Institutional Class shares of the DWS RREEF Real Estate Securities Fund during such period, and have been adjusted to reflect the higher total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

Yearly periods ended December 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

† The Standard and Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

†† The MSCI US REIT Index is an unmanaged, free float-adjusted market capitalization weighted index that is comprised of equity REITs that are included in the MSCI US Investable Market 2500 Index, with the exception of specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. The index represents approximately 85% of the U.S. REIT universe.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class R	Class S	Institutional Class
Net Asset Value: 12/31/12	$21.23	$21.41	$21.42	$21.24	$21.33	$21.22
12/31/11	$19.01	$19.16	$19.17	$19.03	$19.09	$18.99
Distribution Information: Twelve Months as of 12/31/12: Income Dividends	$.32	$.14	$.17	$.27	$.37	$.40
Capital Gain Distributions	$.68	$.68	$.68	$.68	$.68	$.68

Morningstar Rankings — Real Estate Funds Category as of 12/31/12
Period	Rank		Number of Fund Classes Tracked	Percentile Ranking (%)
Class A 1-Year	110	of	263	42
3-Year	55	of	220	25
5-Year	92	of	205	45
10-Year	42	of	129	32
Class B 1-Year	182	of	263	69
3-Year	116	of	220	53
5-Year	129	of	205	63
10-Year	76	of	129	59
Class C 1-Year	173	of	263	65
3-Year	104	of	220	47
5-Year	126	of	205	61
10-Year	69	of	129	53
Class R 1-Year	138	of	263	52
3-Year	73	of	220	33
5-Year	102	of	205	50
Class S 1-Year	88	of	263	33
3-Year	43	of	220	20
5-Year	74	of	205	36
Institutional Class 1-Year	81	of	263	31
3-Year	31	of	220	14
5-Year	68	of	205	33
10-Year	22	of	129	17

Source: Morningstar, Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Investment Portfolio as of December 31, 2012
	Shares	Value ($)

Common Stocks 98.8%
Real Estate Investments Trust ("REITs") 98.8%
Apartments 18.7%
American Campus Communities, Inc.	701,733	32,370,943
Apartment Investment & Management Co. "A"	245,111	6,632,704
AvalonBay Communities, Inc. (a)	140,086	18,994,261
BRE Properties, Inc.	344,518	17,511,850
Camden Property Trust	625,443	42,661,467
Education Realty Trust, Inc. (a)	344,490	3,665,374
Equity Residential	1,417,603	80,335,562
Essex Property Trust, Inc. (a)	167,366	24,544,224
Home Properties, Inc. (a)	195,565	11,990,090
Post Properties, Inc.	612,233	30,581,038
UDR, Inc.	47,804	1,136,779
		270,424,292
Diversified 12.8%
Colonial Properties Trust (a)	963,415	20,588,179
Digital Realty Trust, Inc. (a)	58,907	3,999,196
Duke Realty Corp.	2,576,552	35,736,776
DuPont Fabros Technology, Inc. (a)	1,610,809	38,917,145
PS Business Parks, Inc.	161,238	10,477,245
Silver Bay Realty Trust Corp.* (a)	384,864	7,246,989
Vornado Realty Trust	648,019	51,893,362
Washington Real Estate Investment Trust (a)	604,974	15,820,070
		184,678,962
Health Care 14.7%
Health Care REIT, Inc. (a)	1,535,459	94,108,282
Healthcare Realty Trust, Inc. (a)	1,619,264	38,878,529
Healthcare Trust of America, Inc. "A" (a)	265,011	2,623,609
Ventas, Inc. (a)	1,195,541	77,375,413
		212,985,833
Hotels 6.1%
Chesapeake Lodging Trust (a)	439,996	9,187,116
DiamondRock Hospitality Co.	1,748,854	15,739,686
LaSalle Hotel Properties	726,944	18,457,108
Pebblebrook Hotel Trust	514,895	11,894,075
Strategic Hotels & Resorts, Inc.*	1,845,347	11,810,221
Sunstone Hotel Investors, Inc.*	1,916,238	20,522,909
		87,611,115
Industrial 2.7%
Prologis, Inc.	1,072,584	39,138,590

Office 9.3%
Boston Properties, Inc. (a)	501,747	53,089,850
Douglas Emmett, Inc. (a)	1,855,394	43,230,680
SL Green Realty Corp. (a)	488,845	37,469,969
		133,790,499
Regional Malls 18.1%
Glimcher Realty Trust (a)	3,030,068	33,603,454
Pennsylvania Real Estate Investment Trust	219,960	3,880,094
Simon Property Group, Inc.	1,215,662	192,184,006
Taubman Centers, Inc.	396,330	31,199,098
		260,866,652
Shopping Centers 8.8%
Acadia Realty Trust (a)	698,034	17,506,693
Alexander's, Inc. (a)	32,467	10,740,084
DDR Corp. (a)	1,466,875	22,971,262
Federal Realty Investment Trust (a)	406,779	42,313,151
Regency Centers Corp. (a)	702,274	33,091,151
		126,622,341
Specialty Services 0.9%
Spirit Realty Capital, Inc.	768,201	13,658,614

Storage 6.7%
CubeSmart (a)	1,901,016	27,697,803
Extra Space Storage, Inc.	677,845	24,666,780
Public Storage (a)	306,448	44,422,703
		96,787,286
Total Common Stocks (Cost $1,198,451,221)		1,426,564,184

Securities Lending Collateral 22.6%
Daily Assets Fund Institutional, 0.20% (b) (c) (Cost $325,666,750)	325,666,750	325,666,750

Cash Equivalents 0.7%
Central Cash Management Fund, 0.15% (b) (Cost $10,437,868)	10,437,868	10,437,868

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $1,534,555,839)†	122.1	1,762,668,802
Other Assets and Liabilities, Net	(22.1)	(318,916,433)
Net Assets	100.0	1,443,752,369

* Non-income producing security.

† The cost for federal income tax purposes was $1,549,046,969. At December 31, 2012, net unrealized appreciation for all securities based on tax cost was $213,621,833. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $233,726,363 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $20,104,530.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2012 amounted to $321,834,503, which is 22.3% of net assets.

(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2012 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Common Stocks (d)	$1,426,564,184	$—	$—	$1,426,564,184
Short-Term Investments (d)	336,104,618	—	—	336,104,618
Total	$1,762,668,802	$—	$—	$1,762,668,802

There have been no transfers between fair value measurement levels during the year ended December 31, 2012.

(d) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of December 31, 2012
Assets
Investments: Investments in non-affiliated securities, at value (cost $1,198,451,221) — including $321,834,503 of securities loaned	$1,426,564,184
Investment in Daily Assets Fund Institutional (cost $325,666,750)*	325,666,750
Investment in Central Cash Management Fund (cost $10,437,868)	10,437,868
Total investments in securities, at value (cost $1,534,555,839)	1,762,668,802
Receivable for investments sold	3,155,050
Receivable for Fund shares sold	4,662,757
Dividends receivable	5,017,899
Interest receivable	20,165
Other assets	54,487
Total assets	1,775,579,160
Liabilities
Payable upon return of securities loaned	325,666,750
Payable for investments purchased	1,190,097
Payable for Fund shares redeemed	3,617,816
Accrued management fee	469,234
Accrued Trustees' fees	12,834
Other accrued expenses and payables	870,060
Total liabilities	331,826,791
Net assets, at value	$1,443,752,369
Net Assets Consist of
Undistributed net investment income	5,903,177
Net unrealized appreciation (depreciation) on investments	228,112,963
Accumulated net realized gain (loss)	(12,117,951)
Paid-in capital	1,221,854,180
Net assets, at value	$1,443,752,369

* Represents collateral on securities loaned

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of December 31, 2012 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($455,690,569 ÷ 21,460,911 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$21.23
Maximum offering price per share (100 ÷ 94.25 of $21.23)	$22.53
Class B Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($1,046,775 ÷ 48,895 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$21.41
Class C Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($43,084,004 ÷ 2,011,340 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$21.42
Class R Net Asset Value, offering and redemption price(a) per share ($21,572,330 ÷ 1,015,477 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$21.24
Class S Net Asset Value, offering and redemption price(a) per share ($130,507,133 ÷ 6,119,006 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$21.33
Institutional Class Net Asset Value, offering and redemption price(a) per share ($791,851,558 ÷ 37,318,259 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$21.22

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended December 31, 2012
Investment Income
Income: Dividends	$38,428,054
Income distributions — Central Cash Management Fund	17,614
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	418,464
Total income	38,864,132
Expenses: Management fee	5,471,459
Administration fee	1,403,139
Services to shareholders	1,918,858
Distribution and service fees	1,651,716
Custodian fee	30,780
Professional fees	89,215
Reports to shareholders	158,454
Registration fees	130,532
Trustees' fees and expenses	44,161
Other	54,996
Total expenses	10,953,310
Net investment income	27,910,822
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	106,311,367
Capital gain dividends received	8,534,249
114,845,616
Change in net unrealized appreciation (depreciation) on investments	71,725,516
Net gain (loss)	186,571,132
Net increase (decrease) in net assets resulting from operations	$214,481,954

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2012	2011
Operations: Net investment income	$27,910,822	$16,444,238
Net realized gain (loss)	114,845,616	290,687,374
Change in net unrealized appreciation (depreciation)	71,725,516	(206,371,790)
Net increase (decrease) in net assets resulting from operations	214,481,954	100,759,822
Distributions to shareholders from: Net investment income: Class A	(6,963,897)	(4,989,281)
Class B	(8,204)	(10,432)
Class C	(320,357)	(184,232)
Class R	(261,316)	(172,116)
Class S	(2,011,418)	(1,146,175)
Institutional Class	(14,463,763)	(11,195,605)
Net realized gain: Class A	(14,077,428)	—
Class B	(31,952)	—
Class C	(1,316,423)	—
Class R	(657,060)	—
Class S	(3,980,942)	—
Institutional Class	(24,451,857)	—
Total distributions	(68,544,617)	(17,697,841)
Fund share transactions: Proceeds from shares sold	497,614,105	541,177,858
Reinvestment of distributions	59,341,696	14,968,682
Payments for shares redeemed	(489,532,958)	(647,102,442)
Redemption fees	23,693	109,156
Net increase (decrease) in net assets from Fund share transactions	67,446,536	(90,846,746)
Increase (decrease) in net assets	213,383,873	(7,784,765)
Net assets at beginning of period	1,230,368,496	1,238,153,261
Net assets at end of period (including undistributed net investment income of $5,903,177 and $1,980,357, respectively)	$1,443,752,369	$1,230,368,496

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended December 31,
Class A	2012	2011	2010	2009		2008
Selected Per Share Data
Net asset value, beginning of period	$19.01	$17.67	$13.96	$11.09		$19.07
Income (loss) from investment operations: Net investment incomea	.37	.22	.24	.33		.41
Net realized and unrealized gain (loss)	2.85	1.35	3.73	2.88		(7.75)
Total from investment operations	3.22	1.57	3.97	3.21		(7.34)
Less distributions from: Net investment income	(.32)	(.23)	(.26)	(.34)		(.46)
Net realized gains	(.68)	—	—	—		(.09)
Return of capital	—	—	—	—		(.09)
Total distributions	(1.00)	(.23)	(.26)	(.34)		(.64)
Redemption fees	.00 *	.00 *	.00 *	.00	*	.00 *
Net asset value, end of period	$21.23	$19.01	$17.67	$13.96		$11.09
Total Return (%)b	17.04	8.99	28.66	29.98		(39.34)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	456	434	537	437		384
Ratio of expenses (%)	.99	.98	1.06	1.04		.94
Ratio of net investment income (%)	1.77	1.16	1.54	3.13		2.42
Portfolio turnover rate (%)	108	107	106	120	c	84
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.
* Amount is less than $.005.

	Years Ended December 31,
Class B	2012	2011	2010	2009		2008
Selected Per Share Data
Net asset value, beginning of period	$19.16	$17.81	$14.05	$11.09		$19.04
Income (loss) from investment operations: Net investment incomea	.18	.06	.11	.23		.26
Net realized and unrealized gain (loss)	2.89	1.37	3.76	2.96		(7.72)
Total from investment operations	3.07	1.43	3.87	3.19		(7.46)
Less distributions from: Net investment income	(.14)	(.08)	(.11)	(.23)		(.31)
Net realized gains	(.68)	—	—	—		(.09)
Return of capital	—	—	—	—		(.09)
Total distributions	(.82)	(.08)	(.11)	(.23)		(.49)
Redemption fees	.00 *	.00 *	.00 *	.00	*	.00 *
Net asset value, end of period	$21.41	$19.16	$17.81	$14.05		$11.09
Total Return (%)b	16.08	8.08	27.62	29.31		(39.71)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	2	4	6		8
Ratio of expenses (%)	1.81	1.80	1.88	2.00		1.82
Ratio of net investment income (%)	.85	.34	.72	2.17		1.54
Portfolio turnover rate (%)	108	107	106	120	c	84
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.
* Amount is less than $.005.

	Years Ended December 31,
Class C	2012	2011	2010	2009		2008
Selected Per Share Data
Net asset value, beginning of period	$19.17	$17.82	$14.06	$11.12		$19.10
Income (loss) from investment operations: Net investment incomea	.24	.08	.13	.24		.27
Net realized and unrealized gain (loss)	2.86	1.38	3.76	2.94		(7.75)
Total from investment operations	3.10	1.46	3.89	3.18		(7.48)
Less distributions from: Net investment income	(.17)	(.11)	(.13)	(.24)		(.32)
Net realized gains	(.68)	—	—	—		(.09)
Return of capital	—	—	—	—		(.09)
Total distributions	(.85)	(.11)	(.13)	(.24)		(.50)
Redemption fees	.00 *	.00 *	.00 *	.00	*	.00 *
Net asset value, end of period	$21.42	$19.17	$17.82	$14.06		$11.12
Total Return (%)b	16.23	8.22	27.77	29.26		(39.76)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	43	31	31	27		27
Ratio of expenses (%)	1.67	1.70	1.78	1.90		1.78
Ratio of net investment income (%)	1.12	.44	.82	2.27		1.58
Portfolio turnover rate (%)	108	107	106	120	c	84
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.
* Amount is less than $.005.

	Years Ended December 31,
Class R	2012	2011	2010	2009		2008
Selected Per Share Data
Net asset value, beginning of period	$19.03	$17.70	$14.00	$11.11		$19.09
Income (loss) from investment operations: Net investment incomea	.31	.17	.19	.32		.38
Net realized and unrealized gain (loss)	2.85	1.36	3.74	2.88		(7.76)
Total from investment operations	3.16	1.53	3.93	3.20		(7.38)
Less distributions from: Net investment income	(.27)	(.20)	(.23)	(.31)		(.42)
Net realized gains	(.68)	—	—	—		(.09)
Return of capital	—	—	—	—		(.09)
Total distributions	(.95)	(.20)	(.23)	(.31)		(.60)
Redemption fees	.00 *	.00 *	.00 *	.00	*	.00 *
Net asset value, end of period	$21.24	$19.03	$17.70	$14.00		$11.11
Total Return (%)	16.68	8.71	28.22	29.74		(39.42)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	22	17	14	11		9
Ratio of expenses (%)	1.28	1.24	1.40	1.19		1.14
Ratio of net investment income (%)	1.50	.90	1.20	2.98		2.22
Portfolio turnover rate (%)	108	107	106	120	b	84
a Based on average shares outstanding during the period. b Excludes portfolio securities delivered as a result of processing redemption in-kind transactions. * Amount is less than $.005.

	Years Ended December 31,
Class S	2012	2011	2010	2009		2008
Selected Per Share Data
Net asset value, beginning of period	$19.09	$17.75	$14.01	$11.11		$19.11
Income (loss) from investment operations: Net investment incomea	.43	.26	.27	.36		.44
Net realized and unrealized gain (loss)	2.86	1.36	3.75	2.90		(7.77)
Total from investment operations	3.29	1.62	4.02	3.26		(7.33)
Less distributions from: Net investment income	(.37)	(.28)	(.28)	(.36)		(.49)
Net realized gains	(.68)	—	—	—		(.09)
Return of capital	—	—	—	—		(.09)
Total distributions	(1.05)	(.28)	(.28)	(.36)		(.67)
Redemption fees	.00 *	.00 *	.00 *	.00	*	.00 *
Net asset value, end of period	$21.33	$19.09	$17.75	$14.01		$11.11
Total Return (%)	17.35	9.23	28.90	30.34		(39.34)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	131	80	62	47		174
Ratio of expenses (%)	.77	.74	.87	.80		.79
Ratio of net investment income (%)	2.04	1.40	1.73	3.37		2.57
Portfolio turnover rate (%)	108	107	106	120	b	84
a Based on average shares outstanding during the period. b Excludes portfolio securities delivered as a result of processing redemption in-kind transactions. * Amount is less than $.005.

	Years Ended December 31,
Institutional Class	2012	2011	2010	2009		2008
Selected Per Share Data
Net asset value, beginning of period	$18.99	$17.67	$13.95	$11.09		$19.09
Income (loss) from investment operations: Net investment incomea	.46	.28	.31	.38		.47
Net realized and unrealized gain (loss)	2.85	1.35	3.74	2.86		(7.76)
Total from investment operations	3.31	1.63	4.05	3.24		(7.29)
Less distributions from: Net investment income	(.40)	(.31)	(.33)	(.38)		(.53)
Net realized gains	(.68)	—	—	—		(.09)
Return of capital	—	—	—	—		(.09)
Total distributions	(1.08)	(.31)	(.33)	(.38)		(.71)
Redemption fees	.00 *	.00 *	.00 *	.00	*	.00 *
Net asset value, end of period	$21.22	$18.99	$17.67	$13.95		$11.09
Total Return (%)	17.54	9.36	29.27	30.29		(38.99)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	792	666	590	440		296
Ratio of expenses (%)	.60	.61	.63	.63		.63
Ratio of net investment income (%)	2.17	1.53	1.97	3.54		2.73
Portfolio turnover rate (%)	108	107	106	120	b	84
a Based on average shares outstanding during the period. b Excludes portfolio securities delivered as a result of processing redemption in-kind transactions. * Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS RREEF Real Estate Securities Fund (the "Fund") is a non-diversified series of DWS Securities Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Institutional Class is generally closed to new investors. Class R shares are only available to participants in certain retirement plans and are offered to investors without an initial sales charge or contingent deferred sales charge. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade and are categorized as Level 1 securities. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

New Accounting Pronouncement. In January 2013, Accounting Standard Update 2013-01 (ASU 2013-01), Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, replaced Accounting Standards Update 2011-11 (ASU 2011-11), Disclosures about Offsetting Assets and Liabilities. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. The ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements, and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Management is currently evaluating the application of ASU 2013-01 and its impact, if any, on the Fund's financial statements.

Securities Lending. The Fund lends securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2012 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2012, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income*	$4,207,142
Undistributed long-term capital gains	$2,373,179
Unrealized appreciation (depreciation) on investments	$213,621,833

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended December 31,
	2012	2011
Distributions from ordinary income*	$24,028,955	$17,697,841
Distributions from long-term capital gains	$44,515,662	$—

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Real Estate Investment Trusts. The Fund periodically recharacterizes distributions received from a Real Estate Investment Trust ("REIT") investment based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available timely from a REIT, the recharacterization will be estimated for financial reporting purposes and a recharacterization will be made to the accounting records in the following year when such information becomes available. Distributions received from REITs in excess of income are recorded as either a reduction of cost of investments or realized gains. The Fund distinguishes between dividends received on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital.

Other. Investment transactions are accounted for on the trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation.

B. Purchases and Sales of Securities

During the year ended December 31, 2012, purchases and sales of investment securities (excluding short-term investments) aggregated $1,523,254,434 and $1,499,134,292, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor.

RREEF America L.L.C. ("RREEF"), also an indirect, wholly owned subsidiary of Deutsche Bank AG, is the subadvisor for the Fund. While DIMA is the investment advisor to the Fund, the day-to-day activities of managing the Fund's portfolio have been delegated to RREEF. RREEF is responsible for decisions to buy and sell securities for the Fund and conducts the research that leads to the purchase and sale decisions. DIMA compensates RREEF out of its management fee.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $100 million of the Fund's average daily net assets	.565%
Next $100 million of such net assets	.465%
Next $100 million of such net assets	.415%
Over $300 million of such net assets	.365%

Accordingly, for the year ended December 31, 2012, the fee pursuant to the management agreement was equivalent to an annual effective rate of 0.39% of the Fund's average daily net assets.

Administration Fee. Pursuant to the Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2012, the Administration Fee was $1,403,139, of which $120,435 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2012, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at December 31, 2012
Class A	$225,404	$57,455
Class B	2,804	666
Class C	15,981	4,027
Class R	6,652	1,764
Class S	57,419	14,478
Institutional Class	158,264	41,353
	$466,524	$119,743

Distribution and Service Fees. Under the Fund's Class B, Class C and Class R 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares and 0.25% of average daily net assets of Class R shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B, C and R shares. For the year ended December 31, 2012, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at December 31, 2012
Class B	$11,493	$660
Class C	289,636	26,861
Class R	50,509	4,423
	$351,638	$31,944

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B, C and R shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended December 31, 2012, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at December 31, 2012	Annual Effective Rate
Class A	$1,151,083	$185,426	.25%
Class B	3,773	480	.25%
Class C	96,443	17,386	.25%
Class R	48,779	7,963	.24%
	$1,300,078	$211,255

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended December 31, 2012 aggregated $25,296.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended December 31, 2012, the CDSC for Class B and C shares aggregated $2,913 and $3,483, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended December 31, 2012, DIDI received $3,762 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended December 31, 2012, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $15,066, of which $6,672 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicle. The Fund may invest uninvested cash balances in Central Cash Management Fund, which is managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of Central Cash Management Fund. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

D. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 20 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2012.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	6,092,795	$127,347,503	11,214,991	$207,571,490
Class B	9,091	193,776	12,009	228,129
Class C	683,636	14,442,708	436,816	8,338,584
Class R	590,609	12,438,435	477,066	8,720,111
Class S	3,373,727	70,988,313	2,997,155	56,073,413
Institutional Class	12,947,253	272,203,370	13,880,940	260,246,131
		$497,614,105		$541,177,858
Shares issued to shareholders in reinvestment of distributions
Class A	943,335	$19,719,194	253,407	$4,553,798
Class B	1,634	34,419	452	8,251
Class C	68,096	1,436,004	9,052	164,445
Class R	39,631	828,958	9,313	167,559
Class S	235,667	4,949,589	50,052	906,064
Institutional Class	1,549,572	32,373,532	508,852	9,168,565
		$59,341,696		$14,968,682
Shares redeemed
Class A	(8,412,658)	$(177,698,566)	(19,016,336)	$(350,662,423)
Class B	(62,808)	(1,318,237)	(120,843)	(2,235,048)
Class C	(365,557)	(7,727,922)	(544,661)	(10,098,270)
Class R	(498,095)	(10,589,790)	(401,319)	(7,342,981)
Class S	(1,701,678)	(36,057,997)	(2,337,955)	(43,068,483)
Institutional Class	(12,237,868)	(256,140,446)	(12,743,785)	(233,695,237)
		$(489,532,958)		$(647,102,442)
Redemption fees		$23,693		$109,156
Net increase (decrease)
Class A	(1,376,528)	$(30,631,253)	(7,547,938)	$(138,518,872)
Class B	(52,083)	(1,090,042)	(108,382)	(1,998,572)
Class C	386,175	8,150,867	(98,793)	(1,594,452)
Class R	132,145	2,677,744	85,060	1,544,933
Class S	1,907,716	39,882,886	709,252	13,913,194
Institutional Class	2,258,957	48,456,334	1,646,007	35,807,023
		$67,446,536		$(90,846,746)

F. Real Estate Concentration Risk

Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly. Any market price movements, regulatory or technological changes, or economic conditions affecting real estate securities, including REITs, will have a significant impact on the fund's performance. In particular, real estate companies can be affected by the risks associated with direct ownership of real estate, such as general or local economic conditions, increases in property taxes and operating expenses, liability or losses owing to environmental problems, falling rents (whether owing to poor demand, increased competition, overbuilding, or limitations on rents), zoning changes, rising interest rates, and losses from casualty or condemnation. ln addition, many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases investment risk. Further, REITs are dependent upon management skills and may not be diversified.

G. Concentration of Ownership

From time to time the Fund may have a concentration of several shareholder accounts holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

At December 31, 2012, there was one shareholder account that held approximately 11% of the outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Securities Trust and Shareholders of DWS RREEF Real Estate Securities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS RREEF Real Estate Securities Fund (the "Fund") at December 31, 2012, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts February 26, 2013	PricewaterhouseCoopers LLP

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2012 to December 31, 2012).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

•Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, B, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, B, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2012 (Unaudited)
Actual Fund Return	Class A	Class B	Class C	Class R	Class S	Institutional Class
Beginning Account Value 7/1/12	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/12	$1,026.10	$1,022.40	$1,022.80	$1,024.40	$1,027.60	$1,028.40
Expenses Paid per $1,000*	$5.30	$9.15	$8.54	$7.02	$4.03	$3.06
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class R	Class S	Institutional Class
Beginning Account Value 7/1/12	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/12	$1,019.91	$1,016.09	$1,016.69	$1,018.20	$1,021.17	$1,022.12
Expenses Paid per $1,000*	$5.28	$9.12	$8.52	$7.00	$4.01	$3.05

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 366.
Annualized Expense Ratios	Class A	Class B	Class C	Class R	Class S	Institutional Class
DWS RREEF Real Estate Securities Fund	1.04%	1.80%	1.68%	1.38%	.79%	.60%

For more information, please refer to the Fund's prospectuses.

Tax Information (Unaudited)

The Fund paid distributions of $0.68 per share from net long-term capital gains during its year ended December 31, 2012, of which 100% represents 15% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $51,578,000 as capital gain dividends for its year ended December 31, 2012, of which 100% represents 15% rate gains.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Investment Management Agreement Approval

The Board of Trustees approved the renewal of DWS RREEF Real Estate Securities Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") and sub-advisory agreement (the "Sub-Advisory Agreement" and together with the Agreement, the "Agreements") between DWS and RREEF America L.L.C. ("RREEF"), an affiliate of DWS, in September 2012.

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

• In September 2012, all of the Fund's Trustees were independent of DWS and its affiliates.

• The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Equity Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee's findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund. DWS and RREEF are part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund's performance. In many cases, this led to a negotiation with DWS of lower expense caps for the coming year than had previously been in place. As part of these negotiations, the Board indicated that it would consider relaxing these new lower caps in future years following sustained improvements in performance, among other considerations.

In June 2012, Deutsche Bank ("DB"), DWS's parent company, announced that DB's new management team had concluded the strategic review of its global asset management business announced in late 2011 by DB's prior management team, and would combine its Asset Management (of which DWS is a part) and Wealth Management divisions. Prior to approving the investment management agreements, the Independent Trustees were apprised of the expected management and structure of the new combined Asset & Wealth Management division ("AWM") and DWS. DB also advised the Independent Trustees that the U.S. asset management business is a critical and integral part of DB and AWM, and that DB would be reinvesting a significant portion of the substantial savings it expects to realize by combining its Asset Management and Wealth Management divisions into a combined AWM division, including enhancements to its investment capabilities. DB also confirmed its commitment to maintaining strong legal and compliance groups within the combined division.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's and RREEF's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DWS and RREEF provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by an independent fund data service), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for each of the one-, three- and five-year periods ended December 31, 2011, the Fund's performance (Class A shares) was in the 2nd quartile of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in each of the one-, three- and five-year periods ended December 31, 2011.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, sub-advisory fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DWS under the Fund's administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2011). With respect to the sub-advisory fee paid to RREEF, the Board noted that the fee is paid by DWS out of its fee and not directly by the Fund. The Board noted that the Fund's Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (1st quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2011, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DWS and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size).

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS U.S. mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS and RREEF.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board and the independent fee consultant reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and its affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreements is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

Summary of Management Fee Evaluation by Independent Fee Consultant

September 17, 2012

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2012, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, 2009, 2010 and 2011.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 103 mutual fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fallout" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I considered how aggregated DWS Fund performance measures relative to appropriate peers had varied by asset class and over time.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack
President, Thomas H. Mack & Co., Inc.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, DWS Mutual Funds, P.O. Box 78, Short Hills, NJ 07078. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013,9 and Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	103	—
William McClayton (1944) Vice Chairperson since 2013,9 and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	103	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Stockwell Capital Investments PLC (private equity); former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	103	Chairman of the Board, Healthways, Inc.2 (provider of disease and care management services) (2003- present); Portland General Electric2 (utility company) (2003- present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The PBS Foundation; North Bennett Street School (Boston); former Directorships: Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College	103	Lead Director, Becton Dickinson and Company2 (medical technology company); Lead Director, Belo Corporation2 (media company)
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization); former Directorships: Sun Capital Advisers Trust (mutual funds) (2007-2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		103	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011-2012)	103	—
Paul K. Freeman (1950) Board Member since 1993, and Chairperson (2009-Jan. 8, 2013)	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (Chairman of Education Committee); formerly: Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998); Directorships: Denver Zoo Foundation (December 2012-present); former Directorships: Prisma Energy International	103	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	103
Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since 2007), Singapore Fund, Inc. (since September 2007), Independent Director of Barclays Bank Delaware (since September 2010)

Rebecca W. Rimel (1951) Board Member since 1995
President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Washington College (2011-2013); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Director, Viasys Health Care2 (January 2007-June 2007); Trustee, Pro Publica (charitable organization) (2007-2010); Trustee, Thomas Jefferson Foundation (charitable organization) (1994-2012)
		103	Director, Becton Dickinson and Company2 (medical technology company) (2012- present); Director, CardioNet, Inc.2 (health care) (2009- present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998-2012)	103	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets U.S. Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	103	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, National Horizon, Inc. (non-profit organization); Director and Treasurer, The Phoenix Boys Choir Association	106	—

Interested Board Member and Officer4
Name, Year of Birth, Position with the Fund and Length of Time Served1,6	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Michael J. Woods5 (1967) Board Member since 2013,9 and Executive Vice President since 20139
Managing Director,3 Deutsche Asset & Wealth Management (2009-present); Head of the Americas Asset Management Business for Deutsche Bank, Member of the Asset and Wealth Management ("AWM") Extended Executive Committee, AWM Global Client Group Executive Committee and the AWM Active Asset Management Executive Committee; CEO and US Regional Head of DWS Investments; formerly: Sr. VP, Head of the Financial Intermediaries and Investments Group of Evergreen Investments (2007-2009), CEO and Vice Chairman of Board of Directors of XTF Global Asset Management (2006-2007), Managing Director — US Head of Sub-Advisory and Investment Only Business at Citigroup Asset Management (2000-2006). Mr. Woods is currently a board member of The Children's Village, The Big Brothers Big Sisters Organization, and The Mutual Fund Education Alliance.
		39	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served6	Business Experience and Directorships During the Past Five Years
W. Douglas Beck, CFA7 (1967) President, 2011-present
Managing Director,3 Deutsche Asset & Wealth Management (2006-present); President of DWS family of funds and Head of Product Management, U.S. for DWS Investments; formerly: Executive Director, Head of Product Management (2002-2006) and President (2005-2006) of the UBS Funds at UBS Global Asset Management; Co-Head of Manager Research/Managed Solutions Group, Merrill Lynch (1998-2002)

John Millette8 (1962) Vice President and Secretary, 1999-present	Director,3 Deutsche Asset & Wealth Management
Paul H. Schubert7 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director,3 Deutsche Asset & Wealth Management (since July 2004); formerly: Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson8 (1962) Chief Legal Officer, 2010-present	Managing Director,3 Deutsche Asset & Wealth Management; formerly: Assistant Secretary for DWS family of funds (1997-2010)
Melinda Morrow7 (1970) Vice President, 2012-present	Director,3 Deutsche Asset & Wealth Management
Hepsen Uzcan8 (1974) Assistant Secretary, since 20139	Vice President, Deutsche Asset & Wealth Management
Paul Antosca8 (1957) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset & Wealth Management
Jack Clark8 (1967) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset & Wealth Management
Diane Kenneally8 (1966) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset & Wealth Management
John Caruso7 (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director,3 Deutsche Asset & Wealth Management
Robert Kloby7 (1962) Chief Compliance Officer, 2006-present	Managing Director,3 Deutsche Asset & Wealth Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The mailing address of Mr. Woods is 60 Wall Street, New York, New York 10005. Mr. Woods is an interested Board Member by virtue of his positions with Deutsche Asset & Wealth Management. As an interested person, Mr. Woods receives no compensation from the fund. Mr. Woods is a board member of the following trusts and corporations: Cash Account Trust, DWS Market Trust, DWS Money Funds, DWS State Tax-Free Income Series, DWS Target Fund, DWS Value Series, Inc., DWS Variable Series II, Investors Cash Trust, Tax-Exempt California Money Market Fund, DWS Global High Income Fund, Inc., DWS High Income Opportunities Fund, Inc., DWS High Income Trust, DWS Multi-Market Income Trust, DWS Municipal Income Trust, DWS Strategic Income Trust and DWS Strategic Municipal Income Trust.

6 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

7 Address: 60 Wall Street, New York, NY 10005.

8 Address: One Beacon Street, Boston, MA 02108.

9 Effective as of January 9, 2013.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling:
(800) 728-3337

Web Site
www.dws-investments.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Portfolio Holdings
Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the fund's current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management
Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset & Wealth Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients. RREEF America L.L.C. ("RREEF"), which is also part of Deutsche Asset Management, is an indirect, wholly owned subsidiary of Deutsche Bank AG, is the subadvisor for the fund.
DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.
DWS Investments is the retail brand name in the U.S. for the asset management activities of Deutsche Bank AG and DIMA. As such, DWS is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	RRRAX	RRRBX	RRRCX	RRREX	RRRRX
CUSIP Number	23337G 167	23337G 175	23337G 183	23337G 217	23337G 829
Fund Number	425	625	725	2325	595

For shareholders of Class R
Automated Information Line	DWS Investments Flex Plan Access (800) 728-3337 24-hour access to your retirement plan account.
Web Site
www.dws-investments.com
Click "Retirement Plans" to reallocate assets, process transactions and review your funds through our secure online account access.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a service representative.
Written Correspondence	DWS Investments Service Company 222 South Riverside Plaza Chicago, IL 60606-5806
Nasdaq Symbol	RRRSX
CUSIP Number	23337G 191
Fund Number	1502

Notes

DWS INVESTMENTS
Deutsche Bank Group

222 South Riverside Plaza
Chicago, IL 60606-5808

RREEF-2
(R-025787-3 2/13)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS RREEF REAL ESTATE SECURITIES FUND
FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended December 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2012	$67,463	$0	$0	$0
2011	$65,207	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended December 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2012	$0	$56,300	$0
2011	$0	$0	$0

The “Tax Fees Billed to the Advisor” were billed for services associated with foreign tax filings.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended December 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2012	$0	$56,300	$0	$56,300
2011	$0	$0	$0	$0

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***
PwC advised the Fund's Audit Committee that it had identified one matter that it determined could be inconsistent with the SEC's auditor independence rules (Rule 2-01(c) of Regulation S-X). As part of a "Global Migration Support" engagement in which PwC's UK network affiliate ("PwC-UK") provided assistance to Deutsche Bank ("DB") with respect to processing internship applications for DB employees seeking short term assignments with DB in the UK, PwC-UK paid application fees on behalf of DB for six applicants at 170 pounds each (1,020 pounds in total).  PwC advised the Committee that it believes that this matter did not affect its objectivity or its impartial judgment in conducting its audit and issuing a report on the financial statements of the Fund as the Fund's independent auditor and confirmed its independence under the SEC’s auditor independence rules. In reaching this conclusion, PwC noted that the engagement team was not aware of the payment of the application fees by PwC-UK and that DB reimbursed PwC-UK for the fees.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, DWS Mutual Funds, P.O. Box 78, Short Hills, NJ 07078.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS RREEF Real Estate Securities Fund, a series of DWS Securities Trust

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	March 1, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	March 1, 2013

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	March 1, 2013